SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2003

IMS HEALTH INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-14049	06-1506026
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1499 Post Road Fairfield, Connecticut		06824
(Address of principal executive offices)		(Zip Code)

(203) 319-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description

99.1	Press Release dated July 22, 2003.

Item 9.        REGULATION FD DISCLOSURE

In accordance with guidance from the Securities and Exchange Commission in Release number 33-8216, the information furnished under this Item 9 (“Regulation FD Disclosure”) is intended to be furnished under Item 12 (“Results of Operations and Financial Condition”).  In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

On July 22, 2003, IMS Health Incorporated (the “Company”) issued a press release regarding financial results for its second quarter of fiscal 2003, ending June 30, 2003.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMS HEALTH INCORPORATED

By:	/s/ Robert H. Steinfeld

Name:	Robert H. Steinfeld
Title:	Senior Vice President, General Counsel
and Corporate Secretary

Date:  July 22, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 22, 2003.